UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2011

LE@P TECHNOLOGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 771-1772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 8.01	Other Events

On February 23, 2011, Le@P Technology, Inc. (the “Company”) received notice that the Company’s Class A Common Stock (the “Class A Stock”), which was previously quoted on the OTC Bulletin Board under the symbol LPTC, was delisted due to a lack of market makers participating in the market for the Class A Stock.

The Company’s financial statements for the year ended December 31, 2009 (the “2009 Financials”) were audited by Berenfeld Spritzer Shechter & Sheer LLP (“Berenfeld”), the Company’s former independent public accountants.  In connection with filing its Annual Report on Form 10-K for the year ended December 31, 2010, and pursuant to Regulation C, Rule 436, promulgated under the Securities Act of 1933, the Company sought the consent of Berenfeld (the “Berenfeld Consent”) to include a copy of Berenfeld’s report, and the related 2009 Financials, that it provided the Company in connection with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  In connection with seeking the Berenfeld Consent, the Company has been advised that Berenfeld has discontinued its auditing practice and ceased operations.  Consequently, the Company is unable to obtain the Berenfeld Consent for inclusion in its Annual Report on Form 10-K for the year ended December 31, 2010.  Moreover, the Company will be unable to obtain Berenfeld consents to incorporate any financial statements previously audited by Berenfeld into other reports or registration statements that the Company may file or amend in the future.  Accordingly, prior and current stockholders may not be able to bring an action against Berenfeld pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 with respect to any such registration statements or with respect to its Annual Report on Form 10-K for the year ended December 31, 2010 and, therefore, any recovery from Berenfeld may be limited.  The ability of stockholders to recover from Berenfeld may also be limited as a result of Berenfeld’s financial condition.   Pursuant to Regulation C, Rule 437, promulgated under the Securities Act of 1933, and CF-0CA Rules 4810.5 and 4820, the Company requested from the Securities and Exchange Commission (the “SEC”) on March 10, 2011 a waiver (the “Waiver”) of the requirement that the Company provide the Berenfeld Consent for inclusion in its Annual Report on Form 10-K for the year ended December 31, 2010, but the Company has not yet received any response from the SEC.  Therefore, the Company plans to file its Annual Report on Form 10-K for the year ended December 31, 2010 on or shortly before the deadline for filing such Annual Report both (i) without the Berenfeld Consent and (ii) without the Waiver.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: March 30, 2011	By: /s/ Timothy Lincoln

Name: Timothy C. Lincoln

Title: Acting Principal Executive Officer